INDEXIQ ETF TRUST
(the “Trust”)

IQ 50 Percent Hedged FTSE International ETF
(the “Fund”)

Supplement dated July 11, 2017 (“Supplement”)
to the Summary Prospectuses and Prospectus dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective, July 12, 2017, IndexIQ Advisors LLC has contractually agreed, until August 31, 2018, to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.20% of the average daily net assets of the Fund.

As a result, effective July 12, 2017, the annual Fund Operating Expenses table in the Summary Information section is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.36%
Expense Waiver/Reimbursement(b)	0.16%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.20%

(a)	Other Expenses are based on estimated amounts for the current fiscal year.
(b)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed, until August 31, 2018, to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.20% of the average daily net assets of the Fund.

As a result, the Expense Example table is hereby replaced with the following:

1 Year	3 Years	5 Years	10 Years
$20	$99	$186	$440

Insert before “Portfolio Management” page 40 of the prospectus:

Expense Limitation Agreement

The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses paid on short sales, acquired fund fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.20% for the IQ 50 Percent Hedged FTSE International EFT of the average daily net assets of each Fund for the twelve months ending August 18, 2018.

The Advisor currently expects that the contractual agreement will continue from year-to-year, provided such continuance is approved by the Trust’s Board on behalf of the Funds. A Fund may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal. The Advisor is permitted to recoup from a Fund previously waived fees or reimbursed expenses for five years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s operating expenses to exceed the then applicable expense cap.

Investors Should Retain This Supplement for Future Reference

MEHFXI16a-07/17